UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 11, 2018

DD3 Acquisition Corp.
(Exact Name of Registrant as Specified in Charter)

British Virgin Islands (State or other jurisdiction of incorporation)	001-38700 (Commission File Number)	N/A (I.R.S. Employer Identification Number)

c/o DD3 Mex Acquisition Corp Pedregal 24, 4th Floor Colonia Molino del Rey, Del. Miguel Hidalgo Mexico City, Mexico (Address of principal executive offices)	11040 (Zip code)

+52 (55) 8647-0417

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02.	Unregistered Sales of Equity Securities.

On October 16, 2018, simultaneously with the consummation of the initial public offering (the “IPO”) of units (“Units”) of DD3 Acquisition Corp. (the “Company”), the Company consummated the private placement (the “Private Placement”) of an aggregate of 225,000 units (the “Private Units”) at a price of $10.00 per Private Unit, generating total proceeds of $2,250,000. No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act of 1933 (as amended, the “Securities Act”). In the Private Placement, DD3 Mex Acquisition Corp (the “Sponsor”) purchased 225,000 Private Units. The Private Units are identical to the Units, except that if held by the original holder or their permitted assigns, the underlying warrants (the “Private Warrants”) (i) may be exercised on a cashless basis, (ii) are not subject to redemption and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until after the completion of the Company’s initial business combination. If the Private Warrants are held by holders other than the initial purchaser or its permitted transferees, the Private Warrants will be redeemable by the Company and exercisable by the holders on the same basis as the warrants included in the Units sold in the IPO.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of October 11, 2018, the following individuals were appointed to the board of directors of the Company: Jorge Combe, Dr. Guillermo Ortiz, Mauricio Espinosa, Alan Smithers and Pedro Solis Camara. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement (as defined in Item 8.01 below) and is incorporated by reference herein.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the IPO, the Company filed its amended and restated memorandum and articles of association (the “M&A”) with the Registrar of Corporate Affairs of the British Virgin Islands. Among other things, the M&A authorizes the issuance of an unlimited number of Ordinary Shares (as defined in Item 8.01 below), no par value, and an unlimited number of preferred shares, no par value, divided into Class A, Class B, Class C, Class D and Class E preferred shares. The terms of the M&A are set forth in the Registration Statement and are incorporated herein by reference. The foregoing description of the M&A is qualified in its entirety by reference to the full text of the M&A, which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01.	Other Events.

On October 16, 2018, the Company completed its IPO of 5,000,000 Units. Each Unit consists of one ordinary share, no par value (“Ordinary Shares”) and one warrant (“Public Warrant”). Each Public Warrant entitles the holder thereof to purchase one Ordinary Share at an exercise price of $11.50. The Company completed its IPO pursuant to the Company’s registration statement on Form S-1, as amended (File No. 333-227423) (the “Registration Statement”). The Registration Statement was declared effective by the U.S. Securities and Exchange Commission on October 11, 2018.

In connection with the effectiveness of the Registration Statement and the closing of the IPO, the Company entered into the following agreements:

•	An Underwriting Agreement, dated October 11, 2018, between the Company and EarlyBirdCapital, Inc. (“EBC”), as representative of the several underwriters;

•	A Business Combination Marketing Agreement, dated October 11, 2018, between the Company and EBC;

•	A Warrant Agreement, dated October 11, 2018, between the Company and Continental Stock Transfer & Trust Company (“Continental”);

•	A Letter Agreement, dated October 11, 2018, from the Sponsor and each of the Company’s officers and directors;

•	An Investment Management Trust Agreement, dated October 11, 2018, between the Company and Continental;

•	A Stock Escrow Agreement, dated October 11, 2018, among the Company, Continental and the Sponsor;

•	A Registration Rights Agreement, dated October 11, 2018, between the Company and the Sponsor;

•	A Subscription Agreement for Private Units, dated October 11, 2018, between the Company and the Sponsor;

•	An Administrative Services Agreement, dated October 11, 2018, between the Company and the Sponsor; and

•	Unit Purchase Options between the Company and EBC and certain of its designees.

A total of $50,000,000 of the net proceeds from the IPO and the Private Placement were placed in a trust account established for the benefit of the Company’s public stockholders at J.P. Morgan Chase Bank, N.A. (the “Trust Account”), with Continental acting as trustee. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account will be released from the Trust Account until the earlier of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares in connection with a shareholder vote to amend any provisions of the M&A (A) to modify the substance or timing of the Company’s obligation to allow redemption rights in connection with an initial business combination or to redeem 100% of the Company’s public shares if the Company is unable to complete an initial business combination within 18 months from the closing of its IPO or (B) with respect to any other provision relating to shareholders’ rights or pre-business combination activity and (iii) the redemption of 100% of the Company’s public shares if the Company is unable to complete an initial business combination within 18 months from the closing of its IPO.

In connection with the IPO, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 11, 2018, between the Registrant and EarlyBirdCapital, Inc.
1.2	Business Combination Marketing Agreement, dated October 11, 2018, between the Registrant and EarlyBirdCapital, Inc.
3.1	Amended and Restated Memorandum and Articles of Association of the Registrant.
4.1	Warrant Agreement, dated October 11, 2018, between the Registrant and Continental Stock Transfer & Trust Company.
10.1	Letter Agreement, dated October 11, 2018, from each of the Registrant’s sponsor, officers and directors.
10.2	Investment Management Trust Agreement, dated October 11, 2018, between the Registrant and Continental Stock Transfer & Trust Company.
10.3	Stock Escrow Agreement, dated October 11, 2018, among the Registrant, Continental Stock Transfer & Trust Company and the Registrant’s sponsor.
10.4	Registration Rights Agreement, dated October 11, 2018, between the Registrant and the Registrant’s sponsor.
10.5	Subscription Agreement for private units, dated October 11, 2018, between the Registrant and the Registrant’s sponsor.
10.6	Administrative Services Agreement, dated October 11, 2018, between the Registrant and the Registrant’s sponsor.
10.7	Form of Unit Purchase Option.
99.1	Press release, dated October 11, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DD3 Acquisition Corp.

By:	/s/ Martin Werner
Name: Martin Werner Title: Chief Executive Officer

Date: October 16, 2018